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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 24, 1998



                               KOGER EQUITY, INC.
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             (Exact name of registrant as specified in its charter)



          Florida                    1-9997               59-2898045
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 (State of incorporation          (Commission           (IRS Employer
      or organization)            File Number)        Identification No.)



            3986 Boulevard Center Drive
                Jacksonville, Florida                        32207
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       (Address of principal executive offices)            (Zip Code)



                  Registrant's telephone number: (904) 398-3403



                                       N/A
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          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

         Reference is made to an Underwriting Agreement dated March 24, 1998, between Koger Equity, Inc. (the "Company") and Wheat, First Securities, Inc., underwriter, relating to the sale by the Company in an underwritten public offering of 1,000,000 shares of the Company's Common Stock, par value $.01 per share. This agreement is Exhibit 1 to this Report and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

          Exhibit Number                Description of Exhibit
          --------------                ----------------------
              1                Underwriting Agreement dated March 24, 1998, between
                               Koger Equity, Inc. and Wheat, First Securities, Inc.


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                                    SIGNATURE

         Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         KOGER EQUITY, INC.



Date:  March 24, 1998                    By:   /s/ W. Lawrence Jenkins
                                               --------------------------------
                                               W. Lawrence Jenkins
                                               Title:   Vice President and
                                                        Corporate Secretary


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                                  EXHIBIT INDEX

         The following designated exhibit was filed herewith:

  Exhibit
  -------
     1            Underwriting Agreement dated March 24, 1998, between
                  Koger Equity, Inc. and Wheat, First Securities, Inc.



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